SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
                         -------------------------------


         Date of Report (Date of earliest event reported): March 1, 2001

                             TheNETdigest.com, Inc.
                             ----------------------
             (Exact name of registrant as specified in its charter)


         Delaware                   1-13886                38-2655325
--------------------------------------------------------------------------------
(State or other jurisdiction   (Commission File           (IRS Employer
     of incorporation)              Number)              Identification No.)


               4950 West Prospect Road, Fort Lauderdale, FL 33309
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)
--------------------------------------------------------------------------------
         Registrant's telephone number, including area code:  (954) 745-8277
                                                              --------------

ITEM 5.  OTHER EVENTS.

This report relates to a certain announcement made by the registrant in the Press Release, dated March 1, 2001, filed as an exhibit hereto and incorporated by reference herein.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         c.       Exhibits
                  99.  Press Release, dated March 1, 2001


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  TheNETdigest.com, Inc.

Date  March 12, 2001                              By:/s/Steven Adelstein
                                                     ---------------------------
                                                  Name:  Steven Adelstein
                                                  Title:   President